                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------
     (5)  Total fee paid:

          --------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          --------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------------
     (3)  Filing Party:

          --------------------------------------------------------------------
     (4)  Date Filed:

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

                                     [LOGO]

                   G. T. GLOBAL DEVELOPING MARKETS FUND, INC.
                              50 California Street
                                   27th Floor
                            San Francisco, CA 94111

DEAR STOCKHOLDER:

     Attached is the Notice and Proxy Statement for the Annual Meeting of Stockholders of G.T. Global Developing Markets Fund, Inc. (the "Fund") to be held on June 21, 1995. There are three matters on which you, the Stockholder, are being asked to vote: (i) the election of the Fund's Directors; (ii) approval of the Fund's Investment Management Contract and Administration Contract with G.T. Capital Management, Inc. ("G.T. Capital"), and (iii) the ratification of the selection of independent accountants.

     The Fund's Board of Directors unanimously recommends that you vote to approve each of the proposals as set forth in the enclosed Proxy Statement.

     To help the Fund avoid the substantial costs of further proxy solicitations, please complete the proxy and return it as soon as possible in the enclosed postage paid envelope even if you plan to attend the meeting.

                                          Sincerely yours,

                                          DAVID A. MINELLA
                                          Chairman of the Board
                                          and President

May 18, 1995

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
                              50 California Street
                        San Francisco, California 94111

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 June 21, 1995

To the Stockholders of the G.T. Global Developing Markets Fund, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of the G.T. Global Developing Markets Fund, Inc. (the "Fund") will be held at 50 California Street, San Francisco, California on June 21, 1995 at 3:00 p.m., Pacific time. At the Meeting, you and the other stockholders of the Fund will be asked to consider and vote:

          1. To elect the Fund's Board of Directors;

          2. To approve or disapprove the Investment Management Contract and the Administration Contract between the Fund and G.T. Capital Management, Inc. ("G.T. Capital");

          3. To ratify the selection of Coopers & Lybrand L.L.P., independent accountants, as auditors for the Fund for its fiscal year ending December 31, 1995; and

          4. To transact such other business as may properly come before the Meeting or at any adjournments thereof.

     Stockholders of record at the close of business on April 28, 1995, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. We sincerely hope you can attend the Meeting. However, whether or not you will attend, we urge you to COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY so that a quorum will be present and a maximum number of shares may be voted.

                                          By Order of the Board of Directors

                                          HELGE K. LEE
                                          Vice President and Secretary

San Francisco, California
May 18, 1995

     YOUR VOTE IS VERY IMPORTANT. BY PROMPTLY MARKING, SIGNING AND RETURNING THE ENCLOSED PROXY YOU WILL HELP YOUR FUND AVOID THE SUBSTANTIAL ADDITIONAL EXPENSES OF MAKING FURTHER SOLICITATIONS.

                                PROXY STATEMENT

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
                              50 California Street
                        San Francisco, California 94111
                                 (415) 392-6181

                         ANNUAL MEETING OF STOCKHOLDERS
                                 June 21, 1995

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of G.T. Global Developing Markets Fund, Inc. (the "Fund"). These proxies are to be used at the Annual Meeting of Stockholders and any adjournments thereof (collectively, the "Meeting") to be held at the offices of the Fund, 50 California Street, 27th Floor, San Francisco, California 94111, on June 21, 1995, at 3:00 p.m. Pacific time. Each stockholder will be entitled to one non-cumulative vote for each share owned on all matters to come before the Meeting. Only stockholders of record at the close of business on April 28, 1995 ("Stockholders") are entitled to notice of and to vote at the Meeting. Each Stockholder is entitled to one vote on each Board of Director position to be filled at the Meeting, on each other proposal and on each other matter brought before the Stockholders at the Meeting. Copies of this Proxy Statement and the accompanying Proxy were first sent to such Stockholders on or about May 18, 1995.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the Stockholders. Executed proxies that are unmarked will be voted in favor of each of the Proposals described in this Proxy Statement. Any proxy given pursuant to this solicitation may be revoked at any time before its exercise by giving written notice to the Secretary of the Fund or by attending the Meeting and voting in person. In addition, the issuance of a subsequent proxy will automatically revoke any prior proxy. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

     If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient votes in favor of any of the Proposals described in the Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A majority of the shares entitled to vote at the Meeting shall constitute a quorum at the Meeting. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the Proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all of the Proposals to be considered at the adjourned meeting.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or adjournment with respect to such proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     At the record date, there were 36,416,667 shares of the Fund's common stock outstanding. To the knowledge of the Fund's management, as of the record date, no current Director of the Fund owned 1% or more of the Fund's outstanding common stock. To the knowledge of the Fund's management, as of the record date, the officers and Directors of the Fund owned, as a group, 200 shares of the Fund's common stock, representing less than 1% of the Fund's outstanding common stock. To the knowledge of the Fund's management, as of the record date, there are no persons owning beneficially more than 5% of the Fund's outstanding common stock.

                       PROPOSAL I: ELECTION OF DIRECTORS

     The Fund's Directors are listed below.

     It is the intention of the proxyholders named in the accompanying form of proxy to vote such proxy FOR the election of the nominees listed below unless the Stockholder specifically indicates in his or her proxy desire to withhold authority to vote for any nominee. The affirmative vote of the holders of a majority of the Fund's shares voting at the Meeting is required to elect each nominee. Stockholders of the Fund do not have cumulative voting rights with respect to the election of the Directors. The Board of Directors does not contemplate that any of the nominees, who have consented to being nominated, will be unable to serve as Directors for any reason, but if that should occur prior to the Meeting, the proxies will be voted for such other nominee(s) as the Board of Directors may recommend. If elected, each nominee will hold office until the next annual meeting of Stockholders or until his/her successor is duly elected and qualified.

     Each nominee has served as a Director since the Fund's commencement of operations on January 11, 1994. Mr. Minella is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of his employment by G.T. Capital, the Fund's investment manager and administrator.

       INFORMATION REGARDING NOMINEES FOR ELECTION AT 1995 ANNUAL MEETING

                                                                                SHARES OF THE
                                                                                     FUND
                                                                                 BENEFICIALLY
                                                                                    OWNED
                                                                                 DIRECTLY OR
                                                                                  INDIRECTLY
NAME, AGE, BUSINESS EXPERIENCE                          POSITION(S) WITH THE     ON APRIL 28,
DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS              FUND                 1995
- - -----------------------------------------------------  ----------------------  ----------------
C. Derek Anderson, Age 54                              Director                       --
Chairman of Anderson Capital Management, Inc. (a San
Francisco-based investment advisory firm) from 1988
to present; Chairman, Plantagent Holdings, Ltd.
from 1991 to present; Director, Munsingwear, Inc.;
Director, American Heritage Group, Inc.; T.C.
Higgins, Inc. and various other companies. Mr.
Anderson also is a director or trustee of each of the
other investment companies registered under the 1940
Act that is managed or administered by G.T. Capital.

Frank S. Bayley, Age 55                                Director                      100
A partner of the law firm of Baker & McKenzie, and
serves as Director and Chairman of C.D. Stinson
Company (a private investment company) and a Trustee
of the Seattle Art Museum. Mr. Bayley also is a
director or trustee of each of the other investment
companies registered under the 1940 Act that is
managed or administered by G.T. Capital.

Arthur C. Patterson, Age 51                            Director                       --
Managing Partner of Accel Partners, a venture capital
firm. Mr. Patterson also serves as a director of
various computing and software companies. Mr.
Patterson also is a director or trustee of each of
the other investment companies registered under the
1940 Act that is managed or administered by G.T.
Capital.

Ruth H. Quigley, Age 60                                Director                      100
Private investor. From 1984 to 1986, she was
President of Quigley Friedlander & Co., Inc., a
financial advisory services firm. Miss Quigley also
is a director or trustee of each of the other
investment companies registered under the 1940 Act
that is managed or administered by G.T. Capital.

David A. Minella, Age 42                               Chairman of the Board,         --
Director of BIL GT Group Limited, (the holding         Director and President
company of the various international G.T. companies)
since 1990; Director and President of G.T. Capital
since 1989; Director and the President of G.T.
Global Financial Services, Inc. ("G.T. Global"),
a registered broker/dealer and distributor of the
open-end G.T. Global Mutual Funds, since 1987;
Director and President of G.T. Global Investor
Services, Inc. ("G.T. Services"), transfer agent of
the G.T. Global Mutual Funds, since 1990; and
Director and President of G.T. Global Insurance
Agency, Inc. since 1992. Mr. Minella also is a
director or trustee of each of the other investment
companies registered under the 1940 Act that is
managed or administered by G.T. Capital.

     The above information is provided with respect to each Director's business experience during at least the past five years. Corresponding information with respect to the executive officers of the Fund is provided below. See "Executive Officers of the Fund."

     The Board of Directors has an Audit Committee comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson. The purpose of the Audit Committee is to oversee the annual audit of the Fund and review the performance of the Fund's independent accountants. During the Fund's initial fiscal period January 11, 1994 to December 31, 1994, the Audit Committee met once.

     The Fund pays each Director who is not a director, officer or employee of G.T. Capital or any affiliated company an annual fee of $5,000, plus $300 for each meeting of the Board or any committee of the Board attended by such Director and reimburses travel and other out-of-pocket expenses incurred in connection with attending Board meetings. For the Fund's initial fiscal period January 11, 1994 to December 31, 1994, the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, in the aggregate received fees and expense reimbursements totalling $32,293. Mr. Minella received no compensation from the Fund. There were five meetings of the Board of Directors held during the initial fiscal period, and each of the Directors attended all such meetings.

     The table below includes certain information relating to the compensation of the Fund's Directors for the fiscal year ended December 31, 1994.

                               COMPENSATION TABLE

                                                        PENSION OR
                                                        RETIREMENT                        TOTAL
                                        AGGREGATE        BENEFITS        ESTIMATED     COMPENSATION
                                       COMPENSATION     ACCRUED AS         ANNUAL        FROM THE
                                           FROM         PART OF THE    BENEFITS UPON   FUND AND THE
      NAME OF PERSON, POSITION           THE FUND     FUND'S EXPENSES    RETIREMENT    FUND COMPLEX
- - -------------------------------------  ------------   ---------------  --------------  ------------
C. Derek Anderson....................     $8,323            N/A             N/A          $ 86,261
Frank S. Bayley......................     $8,461            N/A             N/A          $ 91,279
David A. Minella.....................        N/A            N/A             N/A               N/A
Arthur C. Patterson..................     $7,677            N/A             N/A          $ 74,492
Ruth Q. Quigley......................     $7,832            N/A             N/A          $ 78,665

Recommendation and Required Vote

     An affirmative vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereon is required for the election of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE DIRECTORS LISTED IN PROPOSAL NO. 1.

       PROPOSAL 2:  APPROVAL OR DISAPPROVAL OF THE INVESTMENT MANAGEMENT
                    CONTRACT AND THE ADMINISTRATION CONTRACT

The Investment Management Contract

     Pursuant to the terms of the Investment Management Contract between G.T. Capital and the Fund dated January 6, 1994 (the "Management Contract"), G.T.
Capital: formulates the Fund's investment program; makes all decisions with respect to the Fund's purchases and sales of securities, currencies and other assets; makes all determinations with respect to hedging the Fund's portfolio; oversees the maintenance of all books and records with respect to the Fund's securities transactions; and oversees the computation of the net asset value and the net income of the Fund. A complete copy of the Management Contract is included in these materials as Exhibit A. The summary of the Management Contract provided below is qualified in its entirety by reference to the Management Contract.

     Pursuant to the Management Contract the Fund pays management fees to G.T. Capital, computed weekly and paid monthly, at the annualized rate of 1.40% of the Fund's average weekly net assets. This management fee rate is higher than the investment management fees paid by most management investment companies, including those that invest in foreign markets. For the fiscal period January 11, 1994 (commencement of operations) through December 31, 1994, the Fund paid management fees to G.T. Capital in the amount of $6,568,021.

     During the term of the Management Contract, the Fund will bear all expenses incurred in its operations not specifically assumed by G.T. Capital. These expenses include, but are not limited to, the following: the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees payable to and expenses incurred on behalf of the Fund by G.T. Capital under the Management Contract; expenses of organizing the Fund; filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal and/or state securities law and maintaining such registrations and qualifications; fees and salaries payable to the Fund's Directors who are not parties to the Management Contract or interested persons of any such party; all expenses incurred in connection with such Directors' services, including travel expenses; taxes (including any income or franchise taxes) and governmental fees; costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; any costs, expenses or losses arising out of a liability or claim for damages or other relief asserted against the Fund for violation of any law; legal, accounting and auditing expenses, including legal fees of special counsel for the Directors; charges of custodians, transfer agents, pricing agents and other agents; costs of preparing share certificates; expenses of setting in type, printing and mailing prospectuses and supplements thereto, statements of additional information, reports and proxy materials for existing shareholders; any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its Directors, officers, employees and agents) incurred by the Fund; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; the cost of investment company literature and other publications provided by the Fund to its Directors and officers; and costs of mailing, stationery and communications equipment. To the extent G.T. Capital incurs any cost or performs any services which are an obligation of the Fund, the Fund shall promptly reimburse G.T. Capital for such costs and expenses. G.T. Capital's voluntary payment or assumption of any Fund expense for which G.T. Capital is not required to pay or assume pursuant to the Management

Contract shall not obligate G.T. Capital to pay or assume the same or any similar Fund expense on any subsequent occasion.

     The Management Contract was initially approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or G.T. Capital, at a meeting on December 14, 1993, and was last approved by the Board, including a majority of the non-interested Directors, on June 15, 1994. The Management Contract was approved by G.T. Capital, as the Fund's initial Stockholder, on January 4, 1994. If the Management Contract is approved by Stockholders, it will continue in effect thereafter for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by: (i) the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities; and (ii) a vote of a majority of the Directors who are not parties to the Management Contract or "interested persons" (as defined in the 1940 Act) of any such party.

     The Management Contract is terminable at any time, without the payment of any penalty: (i) by vote of a majority of the Fund's outstanding securities on 60 days' written notice to G.T. Capital; or (ii) by a vote of a majority of the Board of Directors, on behalf of the Fund; or (iii) by G.T. Capital at any time, without the payment of any penalty on 60 days' written notice to the Fund. The Management Contract automatically terminates in the event of its assignment, as defined in the 1940 Act. The Management Contract provides that G.T. Capital shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this contract relates, except a loss resulting from G.T. Capital's willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by G.T. Capital of its duties and obligations thereunder.

The Board's Consideration and Recommendation of the Management Contract

     In reaching its decision to approve the Management Contract, the Fund's Board of Directors reviewed the information and documentation provided to it by G.T. Capital and considered such factors as it deemed pertinent. These factors included, among others: (i) the Fund's management fee rate compared to the level of comparable fees paid by other mutual funds; (ii) the quality and nature of services provided by G.T. Capital to the Fund and the costs to G.T. Capital of providing such services; (iii) the costs borne by G.T. Capital in providing services of all types to the Fund; (iv) the historical profit and loss experience of G.T. Capital in providing services to the Fund; (v) the importance to G.T. Capital and the Fund of G.T. Capital remaining financially strong and attracting and competitively compensating its personnel; and (vi) the Fund's performance as compared to the performance of relevant market indices and competing mutual funds.

     The Board also considered the fact that consistent with the interests of the Fund, G.T. Capital may select brokers to execute the Fund's portfolio transactions on the basis of the research services they provide to G.T Capital for its use in managing the Fund and its other advisory accounts. Such services may include: furnishing analysis, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by G.T Capital under the Management Contract. A commission paid to such broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that G.T Capital determines in good faith that: such commission is reasonable in terms either of that particular transaction or the overall responsibility of G.T. Capital to the Fund and its other clients; and the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long-term. Research services may also be received from dealers who execute Fund transactions in over-the-counter markets.

     G.T. Capital may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent and custodian fees.

Required Vote

     The 1940 Act requires that the Management Contract be approved by a majority of the Fund's outstanding voting securities. Approval of the Management Contract by a "majority of the Fund's outstanding voting securities" means approval by the lesser of (i) more than 50% of the Fund's outstanding shares or
(ii) 67% or more of the Fund's shares present at the Meeting if the holders of at least 50% of the outstanding shares are present or represented by proxy. In the event that the Management Contract is not approved by Stockholders, the Fund's Board of Directors would consider the situation and formulate or consider plans with regard to the provision of investment management services to the Fund. G.T. Capital has stated that it has no intention to serve without compensation as investment manager of the Fund for an indefinite period of time.

The Administration Contract

     Pursuant to the terms of the Administration Contract between G.T. Capital and the Fund, G.T. Capital supervises all aspects of the Fund's non-investment operations, including the oversight of transfer agency, custodial, pricing and accounting services; provides the Fund with such corporate, administrative and clerical personnel (including officers of the Fund) and services as are reasonably deemed necessary or advisable by the Fund's Board of Directors; arranges, but does not pay, for the preparation and filing of the Fund's Prospectus, proxy materials, tax returns and other required reports, with the appropriate federal or state regulatory authorities and provides the Fund with adequate office space and necessary office equipment and services.

     Pursuant to the Administration Contract, the Fund pays administration fees to G.T. Capital, computed weekly and paid monthly, at the annualized rate of 0.25% of the Fund's average weekly net assets. For the fiscal period January 11, 1994 (commencement of operations) to December 31, 1994, the Fund paid administration fees to G.T. Capital in the amount of $809,339. A complete copy of the Administration Contract is included in these materials as Exhibit B.

     During the term of the Administration Contract, the Fund will bear all expenses incurred in its operations not specifically assumed by G.T. Capital. These expenses include, but are not limited to, the following: the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees payable to and expenses incurred on behalf of the Fund by G.T. Capital under the Administration Contract; expenses of organizing the Fund; filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and/or state securities laws and maintaining such registrations and qualifications; fees and salaries payable to the Fund's Directors who are not parties to the Administration Contract or interested persons of any such party; all expenses incurred in connection with such Directors' services, including travel expenses; taxes (including any income or franchise taxes) and governmental fees; costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law; legal, accounting and auditing expenses, including legal fees of special counsel for the Directors; charges of custodians, transfer agents, pricing agents and other agents; costs of preparing share certificates; expenses of setting in type, printing and mailing prospectuses and supplements thereto, statements of additional information, reports and proxy materials for existing shareholders; any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, Directors, employees and agents) incurred by the Fund; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; the cost of investment company literature and other publications provided by the Fund to its Directors and officers; and costs of mailing, stationery and communications equipment. To the extent G.T. Capital incurs any cost or performs any services which are an obligation of the Fund, the Fund shall promptly reimburse G.T. Capital for such costs and expenses. G.T. Capital's voluntary payment or assumption of any Fund expense for which G.T. Capital is not required to pay or assume pursuant to the Administration Contract shall not obligate G.T. Capital to pay or assume the same or any similar Fund expense on any subsequent occasion.

     The Administration Contract was initially approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or G.T. Capital, at a meeting on December 14, 1993, and was last approved by the Board, including a majority of the non-interested Directors, on June 15, 1994. The Administration Contract was approved by G.T. Capital, as the Fund's initial Stockholder, on January 4, 1994. If the Administration Contract is approved by Stockholders, it will continue in effect thereafter for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by:
(i) the Fund's Board of Directors, or by a vote of a majority of the Fund's outstanding voting securities; and (ii) a vote of a majority of the Directors who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

     The Administration Contract is terminable at any time, without the payment of any penalty: (i) by vote of a majority of the Fund's outstanding shares on 60 days' written notice to G.T. Capital; or (ii) by a vote of a majority of the Board of Directors, on behalf of the Fund; or (iii) by G.T. Capital at any time, without the payment of any penalty on 60 days' written notice to the Fund. The Administration Contract automatically terminates in the event of its assignment, as defined in the 1940 Act. The Administration Contract provides that G.T. Capital shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which this contract relates, except a loss resulting from G.T. Capital's willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by G.T. Capital of its duties and obligations thereunder.

Required Vote

     The 1940 Act requires that the Administration Contract be approved by a majority of the Fund's outstanding voting securities. Approval of the Administration Contract by a "majority of the Fund's outstanding voting securities" means approval by the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at the Meeting if the holders of at least 50% of the outstanding shares are present or represented by proxy. In the event that the Administration Contract is not approved by Stockholders, the Fund's Board of Directors would consider the situation and formulate or consider plans with regard to the provision of administration services to the Fund. G.T. Capital has stated that it has no intention to serve without compensation as administrator of the Fund for an indefinite period of time.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
          THAT YOU VOTE TO APPROVE THE INVESTMENT MANAGEMENT CONTRACT
                        AND THE ADMINISTRATION CONTRACT

Information Regarding G.T. Capital

     G.T. Capital is the U.S. member of the G.T. Group, an international advisory organization established in 1969 for the purpose of rendering international portfolio management services to both institutional and individual clients. As of April 1, 1995, aggregate assets under G.T. Group management
exceeded $20.6 billion, of which more than $     billion was invested in the
securities of non-U.S. issuers. G.T. Capital was established in San Francisco in 1974 and maintains offices at 50 California Street, San Francisco, California 94111. In addition to the San Francisco office, the G.T. Group maintains investment offices in London, Hong Kong, Tokyo, Toronto and Sydney.

     G.T. Capital and the other companies in the G.T. Group are indirect subsidiaries of BIL GT Group AG ("BIL GT Holdings"), a financial services holding company. BIL GT Holdings in turn is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address for BIL GT Group AG and the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

     In addition to the investment management services and administration services it provides to the Fund, G.T. Capital presently also serves as investment manager and/or administrator to each of the nineteen open-end G.T. Global Mutual Funds, as well as the closed-end G.T. Greater Europe Fund, the shares of which are listed on the New York Stock Exchange, the G.T. Chile Growth Fund Ltd., an offshore closed-end Fund, the shares of which are listed on the London International Stock Exchange, and the G.T. Global Variable Investment Funds, the underlying funding vehicles for variable annuity contracts of participating insurance companies, including the G.T. Global Allocator, a flexible premium variable annuity contract issued by General American Life Insurance Company. The rates and assets levels for each such Fund are indicated below.

                                        NET ASSETS AS OF
                                         APRIL 28, 1995
  G.T. GLOBAL OPEN-END MUTUAL FUNDS        (IN 000S)                    FEE SCHEDULE
- - -------------------------------------  ------------------   -------------------------------------
G.T. Global Worldwide Growth Fund          $  206,886       First $500 million at .975%
G.T. Global International Growth Fund         444,738       Next $500 million at .95%
G.T. Global Emerging Markets Fund             550,705       Next $500 million at .925%
G.T. Global Europe Growth Fund                665,831       In excess of $1.5 billion .90% of
G.T. Latin America Growth Fund                404,734       average daily net assets
G.T. Global Japan Growth Fund                 105,762
G.T. Global Health Care Fund                  443,160
G.T. Global Telecommunications Fund         2,433,270
G.T. Global Growth & Income Fund              649,709
G.T. Global New Pacific Growth Fund           518,253
G.T. Global America Growth Fund               552,506       First $500 million at .725%
                                                            Next $500 million at .70%
                                                            Next $500 million at .675%
                                                            In excess of $1.5 billion .65% of
                                                            average daily net assets

                                        NET ASSETS AS OF
                                         APRIL 28, 1995
  G.T. GLOBAL OPEN-END MUTUAL FUNDS        (IN 000S)                    FEE SCHEDULE
- - -------------------------------------  ------------------   -------------------------------------
G.T. Global Government Income Fund            705,721       First $500 million at .725%
G.T. Global Strategic Income Fund             582,322       Next $1.0 billion at .70%
                                                            Next 1.0 billion at .675%
                                                            In excess of $2.5 billion .65% of
                                                            average daily net assets

Global High Income Portfolio                  323,327       First $500 million at .475%
                                                            Next $1.0 billion at .45%
                                                            Next $1.0 billion at .425%
                                                            In excess of $2.5 billion, 40% of
                                                            average daily net assets
                                                            Plus 2% adjusted total investment
                                                            income

G.T. Global High Income Fund                  323,327       .25% of average daily net assets

Global Financial Services Portfolio             6,204       First $500 million at .725%
Global Infrastructure Portfolio                86,462       Next $500 million at .70%
Global Natural Resources Portfolio             30,926       Next $500 million at .675%
Global Consumer Products and Services           2,121       In excess of $1.5 billion, .65% of
  Portfolio                                                 average daily net assets

G.T. Global Financial Services Fund             6,204       .25% of average daily net assets
G.T. Global Infrastructure Fund                86,462       .25% of average daily net assets
G.T. Global Natural Resources Fund             30,926       .25% of average daily net assets
G.T. Global Consumer Products and               2,121       .25% of average daily net assets
  Services Fund

G.T. Global Dollar Fund                       254,313       .50% of average daily net assets

                                        NET ASSETS AS OF
                                         APRIL 28, 1995
 G.T. GLOBAL CLOSED-END MUTUAL FUNDS       (IN 000S)                    FEE SCHEDULE
- - -------------------------------------  ------------------   -------------------------------------
G.T. Greater Europe Fund                      220,488       1.25% of average weekly net assets
G.T. Chile Growth Fund Ltd.                                 1.50% of average monthly net assets

                                        NET ASSETS AS OF
                                         APRIL 28, 1955
G.T. GLOBAL VARIABLE INVESTMENT FUNDS      (IN 000S)                    FEE SCHEDULE
- - -------------------------------------  ------------------   -------------------------------------
G.T. Global:
  Variable Strategic Income Fund               22,272       0.75% of average daily net assets
  Variable Global Government Income            10,603
     Fund
  Variable U.S. Government Income               4,079
     Fund
  Variable America Fund                        27,547

                                        NET ASSETS AS OF
                                         APRIL 28, 1955
G.T. GLOBAL VARIABLE INVESTMENT FUNDS      (IN 000S)                    FEE SCHEDULE
- - -------------------------------------  ------------------   -------------------------------------
  Variable Growth & Income Fund                26,937       1.00% of average daily net assets
  Variable Latin America Fund                  21,699
  Variable Telecommunications Fund             36,820
  Variable Europe Fund                         14,279
  Variable New Pacific Fund                    18,640
  Variable Infrastructure Fund                    352
  Variable Natural Resources Fund                 230

  Variable International Fund                   3,229
  Variable Emerging Markets Fund                6,805
  Money Market Fund                            16,216       0.50% of average daily net assets

The Principal Executive Officers and Directors of G.T. Capital

     The name and principal occupation during the past five years of the principal executive officers and Directors of G.T. Capital are provided below. The business address of each individual listed is 50 California Street, San Francisco, California 94111.

David A. Minella is a Director and the Chairman of the Board and President of G.T. Capital. Information about Mr. Minella is provided above.

F. Christian Wignall has been Senior Vice President, Chief Investment Officer--Global Equities and a Director of G.T. Capital since 1987, and Chairman of the Investment Policy Committee of the affiliated international G.T. companies since 1990.

Helge K. Lee has been Senior Vice President, General Counsel and Secretary of G.T. Capital, G.T. Global and G.T. Services since May, 1994. Mr. Lee was the Senior Vice President, General Counsel and Secretary of Strong/Corneliuson Management, Inc. and Secretary of each of the Strong Funds from October, 1991 through May, 1994. For more than five years prior to October, 1991, he was a shareholder in the law firm of Godfrey & Kahn, S.C., Milwaukee, Wisconsin.

James R. Tufts has been Senior Vice President--Finance of G.T. Capital, G.T. Global and G.T. Services since 1994. Prior thereto, Mr. Tufts was Vice President--Finance of G.T. Capital and G.T. Services since 1990; and a Director of G.T. Capital, G.T. Global and G.T. Services since 1991.

Gary Kreps has been Vice President, Chief Investment Officer--Global Fixed Income and a Director of G.T. Capital since 1992. Prior to joining G.T. Capital, Mr. Kreps was Senior Vice President of the Putnam Companies from 1988 to 1992.

Earl A. Malm has been Senior Vice President--Institutional Marketing of G.T. Capital since 1994. Prior thereto, Mr. Malm was Vice President--Institutional Marketing from 1990 to 1994, and a Director of G.T. Capital since 1991. Prior thereto, he was Western Operations Manager of G.E. Supply Company.

Sonaya M. Betterton has been a portfolio manager of G.T. Capital since 1986, and a Director of G.T. Capital since 1990.

Edward R. Gomoll has been a portfolio manager of G.T. Capital since 1987, and a Director of G.T. Capital since 1991. Prior to 1987, Mr. Gomoll held various research and analyst positions in the securities industry.

Executive Officers of the Fund

     The executive officers of the Fund are listed below. The business address of each officer is 50 California Street, San Francisco, California 94111.

David A. Minella, age 42, is President of the Fund. Additional information about Mr. Minella is provided above.

Helge K. Lee, age 49, is Senior Vice President and Secretary of the Fund. Additional information about Mr. Lee is provided above.

F. Christian Wignall, age 39, is Vice President and Chief Investment Officer--Global Equity Investments of the Fund. Additional information about Mr. Wignall is provided above.

Gary Kreps, age 41, is Vice President and Chief Investment Officer--Global Fixed Income Investments of the Fund. Additional information about Mr. Kreps is provided above.

James R. Tufts, age 37, is Vice President, Treasurer and Chief Financial Officer of the Fund. Additional information about Mr. Tufts is provided above.

Kenneth R. Chancey, age 49, is Vice President and Chief Accounting Officer of the Fund since 1992. Mr. Chancey was Vice President of Putnam Fiduciary Trust Company from 1989 to 1992, and Assistant Vice President of Fidelity Service Co. prior thereto.

Peter R. Guarino, age 36, is Assistant Secretary of the Fund. From 1989 to 1991, Mr. Guarino was an attorney at The Dreyfus Corporation. Prior thereto, he was associated with Colonial Management Associates, Inc.

     PROPOSAL 3:  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting called for the purpose of such selection, the firm of Coopers & Lybrand L.L.P. was selected by the Fund's Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act), as the independent accountants to audit the books and the accounts of the Fund for the fiscal year ending December 31, 1995, and to include its opinion in financial statements filed with the Securities and Exchange Commission. The Board of Directors has directed the submission of this selection to the Fund's Stockholders for ratification. Coopers & Lybrand L.L.P. has advised the Board of Directors that it has no financial interest in the Fund. For the Fund's initial fiscal period January 11, 1994 through December 31, 1994 the professional services rendered by Coopers & Lybrand L.L.P. included the issuance of an opinion on the financial statements of the Fund and an opinion on other reports of the Fund filed with the Securities and

Exchange Commission. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Recommendation and Required Vote

     In order to ratify the selection of auditors, the affirmative vote of the holders of a majority of the Fund's shares voting at the Meeting in person or by proxy is required.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
       THAT YOU VOTE TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P.

                              GENERAL INFORMATION

Stockholder Proposals

     The Meeting is an annual meeting of Stockholders. Any Stockholder who wishes to submit a proposal for consideration at the Fund's next annual Stockholder meeting should submit such proposal to the Fund no later than January 19, 1996.

Solicitation of Proxies

     The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers of the Fund and employees of G.T. Capital, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund.

     The Fund has retained D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of Proxies. If the Fund does not receive your Proxy within the next month, you may receive a telephone call from this firm requesting you to vote. The Fund estimates that D. F. King & Co., Inc. will be paid fees of approximately $5,000 in connection with the solicitation.

Brokerage Commissions

     For the fiscal period January 11, 1994 through December 31, 1994, the Fund paid aggregate brokerage commissions of $2,832,000, which represented .625% of the Fund's net assets. No commissions were paid to affiliated brokers during 1994.

Other Matters to Come Before the Meeting

     The Fund's Board of Directors does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the Proxyholders will vote thereon in accordance with their best judgment.

Reports to Stockholders

     The Fund will furnish to Stockholders, without charge, a copy of the most recent Annual Report and a copy of the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests for such Reports may be made by writing to the Fund at 50 California Street, 27th Floor, San Francisco, California 94111, or by calling the Fund toll-free, 1-800-824-1580.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                          By Order of the Board of Directors

                                          HELGE K. LEE
                                          Secretary

May 18, 1995

                                                                       EXHIBIT A

                         INVESTMENT MANAGEMENT CONTRACT
                                    BETWEEN
                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
                                      AND
                         G.T. CAPITAL MANAGEMENT, INC.

     Contract made as of January 6, 1994, between G.T. Global Developing Markets Fund, Inc., a Maryland Corporation ("Fund"), and G.T. Capital Management, Inc., a California corporation ("G.T. Capital").

     WHEREAS the Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company, and intends to offer for public sale shares of its Common Stock; and

     WHEREAS the Fund desires to retain G.T. Capital as investment manager to furnish certain investment advisory and portfolio management services to the Fund, and G.T. Capital is willing to furnish such services;

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT. The Fund hereby appoints G.T. Capital as investment manager of the Fund for the period and on the terms set forth in this Contract. G.T. Capital accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. DUTIES AS INVESTMENT MANAGER.

     (a) Subject to the supervision of the Fund's Board of Directors ("Board"), G.T. Capital will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents of the Fund. G.T. Capital will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund and the brokers and dealers through whom trades will be executed.

     (b) G.T. Capital agrees that in placing orders with brokers and dealers it will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation, G.T. Capital may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who sell shares of the Common Stock of the Fund or who provide the Fund or G.T. Capital's other clients with research, analysis, advice and similar services. G.T. Capital may pay to brokers and dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to G.T. Capital's determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of G.T. Capital to the Fund and its other clients, and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to G.T. Capital or any affiliated person thereof except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever G.T. Capital simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by G.T. Capital, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

     (c) G.T. Capital will oversee the maintenance of all books and records with respect to the securities transactions of the Fund and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, G.T. Capital hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.

     (d) G.T. Capital will oversee the computation of the net asset value and the net income of the Fund as described in the currently effective registration statement of the Fund under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto ("Registration Statement") or as more frequently requested by the Board.

     3. FURTHER DUTIES. In all matters relating to the performance of this Contract, G.T. Capital will act in conformity with the Articles of Incorporation, Bylaws and Registration Statement of the Fund and with the instructions and directions of the Board, and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

     4. DELEGATION OF G.T. CAPITAL'S DUTIES AS INVESTMENT MANAGER. With respect to the Fund, G.T. Capital may enter into contracts with a sub-adviser ("Sub-Advisory Contract") in which G.T. Capital delegates to such sub-adviser the performance of any or all of the services specified in Paragraph 2 of this Contract, provided that (i) each Sub-Advisory Contract imposes on the sub-adviser bound thereby, all the duties and conditions to which G.T. Capital is subject with respect to the delegated services under Paragraphs 2 and 3 of this Contract; (ii) each Sub-Advisory Contract meets all requirements of the 1940 Act and rules thereunder; and (iii) G.T. Capital shall not enter into a Sub-Advisory Contract unless it is approved by the Board prior to implementation.

     5. SERVICES NOT EXCLUSIVE. The services furnished by G.T. Capital hereunder are not to be deemed exclusive and G.T. Capital shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of G.T. Capital, who may also be a Director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     6. EXPENSES.

     (a) During the term of this Contract, the Fund will bear all expenses incurred in its operations which are not specifically assumed by G.T. Capital.

     (b) Expenses borne by the Fund will include but not be limited to the following: (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(ii) fees payable to and expenses incurred on behalf of the Fund by G.T. Capital under this Contract; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal and/or state securities law and maintaining such registrations and qualifications; (v) fees and salaries payable to the Fund's Directors who are not parties to this Contract or interested persons of any such party ("Independent Directors"); (vi) all expenses incurred in connection with the Independent Directors' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability or claim for damages or other relief asserted against the Fund for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Directors; (xi) charges of custodians, transfer agents, pricing agents and other agents; (xii) costs of preparing share certificates; (xiii) expenses of setting in type, printing and mailing prospectuses and supplements thereto, statements of additional information, reports and proxy materials for existing shareholders;
(xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its Directors, officers, employees and agents) incurred by the Fund; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xvii) the cost of investment company literature and other publications provided by the Fund to its Directors and officers; and (xviii) costs of mailing, stationery and communications equipment.

     (c) G.T. Capital will assume the cost of any compensation for services provided to the Fund received by the officers of the Fund and by the Directors of the Fund who are not Independent Directors.

     (d) The payment or assumption by G.T. Capital of any expense of the Fund that G.T. Capital is not required by this Contract to pay or assume shall not obligate G.T. Capital to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

     7. COMPENSATION.

     (a) For the services provided under this Contract, the Fund will pay G.T. Capital a fee, computed weekly and paid monthly, at the annualized rate of 1.40% of the Fund's average weekly net assets.

     (b) The fee shall be computed weekly and paid monthly to G.T. Capital on or before the last business day of the next succeeding calendar month.

     (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     8. LIMITATION OF LIABILITY OF G.T. CAPITAL AND INDEMNIFICATION. G.T. Capital shall not be liable, and the Fund shall indemnify G.T. Capital and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of G.T. Capital in the performance by G.T. Capital of its duties or from reckless disregard by G.T. Capital of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of G.T. Capital, who may be or become a Director, officer, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, partner, employee, or agent or one under the control or direction of G.T. Capital even though paid by it.

     9. DURATION AND TERMINATION.

     (a) This Contract shall become effective upon the date written above, provided that this Contract shall not take effect with respect to the Fund unless it has first been approved (i) by a vote of a majority of the

Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, with respect to the Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

     (c) Notwithstanding the foregoing, with respect to the Fund this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to G.T. Capital or by G.T. Capital at any time, without the payment of any penalty, on sixty days' written notice to the Fund. This Contract will automatically terminate in the event of its assignment.

     10. AMENDMENT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     11. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of California and the 1940 Act. To the extent that the applicable laws of the State of California conflict with the applicable provisions of the 1940 Act, the latter shall control.

     12. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "interested person," "assignment," "broker," "dealer," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

Attest:                                          G.T. GLOBAL DEVELOPING
                                                 MARKETS FUND, INC.

/s/  KELLY ANDERSON                              /s/  JAMES W. CHURM
- - --------------------------------------------     --------------------------------------------
                                                 James W. Churm

Attest:                                          G.T. CAPITAL MANAGEMENT, INC.

/s/  KELLY ANDERSON                              /s/  JAMES R. TUFTS
- - --------------------------------------------     --------------------------------------------
                                                 James R. Tufts

                                                                       EXHIBIT B

                            ADMINISTRATION CONTRACT
                                    BETWEEN
                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
                                      AND
                         G.T. CAPITAL MANAGEMENT, INC.

     Contract made as of January 6, 1994, between G.T. Global Developing Markets Fund, Inc., a Maryland corporation ("Fund"), and G.T. Capital Management, Inc., a California corporation ("G.T. Capital").

     WHEREAS the Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company, and intends to offer for public sale shares of its Common Stock; and

     WHEREAS the Fund desires to retain G.T. Capital as administrator to furnish certain administrative services to the Fund, and G.T. Capital is willing to furnish such services;

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT. The Fund hereby appoints G.T. Capital as administrator of the Fund for the period and on the terms set forth in this Contract. G.T. Capital accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. DUTIES AS ADMINISTRATOR. G.T. Capital will administer the affairs of the Fund subject to the supervision of the Fund's Board of Directors ("Board") and the following understandings:

     (a) G.T. Capital will supervise all aspects of the non-investment operations of the Fund, including the oversight of transfer agency, custodial, pricing and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for control of the conduct of the affairs of the Fund.

     (b) At G.T. Capital's expense, G.T. Capital will provide the Fund with such corporate, administrative and clerical personnel (including officers of the Fund) and services as are reasonably deemed necessary or advisable by the Board.

     (c) G.T. Capital will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Fund's prospectus, proxy material, tax returns and required reports with or to the Fund's shareholders, the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.

     (d) G.T. Capital will provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

     3. FURTHER DUTIES. In all matters relating to the performance of this Contract, G.T. Capital will act in conformity with the Articles of Incorporation, Bylaws and Registration Statement of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

     4. DELEGATION OF G.T. CAPITAL'S DUTIES AS ADMINISTRATOR. With respect to the Fund, G.T. Capital may enter into one or more contracts ("Sub-Administration Contract") with a sub-administrator in which G.T. Capital delegates to such sub-administrator the performance of any or all of the services specified in Paragraphs 2 and 3 of this Contract, provided that (i) each Sub-Administration Contract imposes on the sub-administrator bound thereby all the duties and conditions to which G.T. Capital is subject with respect to the delegated services under Paragraphs 2 and 3 of this Contract; (ii) each Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder; and (iii) G.T. Capital shall not enter into a Sub-Administration Contract unless it is approved by the Board of Directors of the Fund prior to implementation.

     5. SERVICES NOT EXCLUSIVE. The services furnished by G.T. Capital hereunder are not to be deemed exclusive and G.T. Capital shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of G.T. Capital, who may also be a Director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     6. EXPENSES.

     (a) During the term of this Contract, the Fund will bear all expenses incurred in its operations which are not specifically assumed by G.T. Capital.

     (b) Expenses borne by the Fund will include but not be limited to the following: (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(ii) fees payable to and expenses incurred on behalf of the Fund by G.T. Capital under this Contract; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and/or state securities laws and maintaining such registrations and qualifications; (v) fees and salaries payable to the Fund's Directors who are not parties to this Contract or interested persons of any such party ("Independent Directors"); (vi) all expenses incurred in connection with the Independent Directors' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law;
(x) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Directors; (xi) charges of custodians, transfer agents, pricing agents and other agents; (xii) costs of preparing share certificates; (xiii) expenses of setting in type, printing and mailing prospectuses and supplements thereto, statements of additional information, reports and proxy materials for existing shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, Directors, employees and agents) incurred by the Fund; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof;
(xvii) the cost of investment company literature and other publications provided by the Fund to its Directors and officers; and (xviii) costs of mailing, stationery and communications equipment.

     (c) G.T. Capital will assume the cost of any compensation for services provided to the Fund received by the officers and by the Directors of the Fund who are not Independent Directors.

     (d) The payment or assumption by G.T. Capital of any expense of the Fund that G.T. Capital is not required by this Contract to pay or assume shall not obligate G.T. Capital to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

     7. COMPENSATION.

     (a) For the services provided under this Contract, the Fund will pay G.T. Capital a fee, computed weekly and paid monthly, at the annualized rate of 0.25% of the Fund's average weekly net assets.

     (b) The fee shall be computed weekly and paid monthly to G.T. Capital on or before the last business day of the next succeeding calendar month.

     (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     8. LIMITATION OF LIABILITY OF G.T. CAPITAL AND INDEMNIFICATION. G.T. Capital shall not be liable, and the Fund shall indemnify G.T. Capital and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of G.T. Capital in the performance by G.T. Capital of its duties or from reckless disregard by G.T. Capital of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of G.T. Capital, who may be or become a Director, officer, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund to be rendering such service to or acting solely for the Fund and not as an officer, partner, employee, or agent or one under the control or direction of G.T. Capital even though paid by it.

     9. DURATION AND TERMINATION.

     (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to the Fund unless it has first been approved (i) by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, with respect to the Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

     (c) Notwithstanding the foregoing, with respect to the Fund this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to G.T. Capital or by G.T. Capital at any time, without the payment of any penalty, on sixty days' written notice to the Fund. This Contract will automatically terminate in the event of its assignment.

     10. AMENDMENT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     11. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of California and the 1940 Act. To the extent that the applicable laws of the State of California conflict with the applicable provisions of the 1940 Act, the latter shall control.

     12. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "interested person," "assignment," "broker," "dealer," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

Attest:                                          G.T. GLOBAL DEVELOPING
                                                 MARKETS FUND, INC.

/s/  KELLY ANDERSON                              /S/  JAMES W. CHURM
- - --------------------------------------------     --------------------------------------------
                                                 James W. Churm

Attest:                                          G.T. CAPITAL MANAGEMENT, INC.

/s/  KELLY ANDERSON                              /S/  JAMES R. TUFTS
- - --------------------------------------------     --------------------------------------------
                                                 James R. Tufts

                  G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

        Proxy for the Annual Meeting of Stockholders on June 21, 1995

        This Proxy is solicited on behalf of the Directors of the Fund

The undersigned hereby appoints DAVID A. MINELLA and PETER R. GUARINO, and each of them separately, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Stockholders of G.T. Global Developing Markets Fund, Inc. (the "Fund") on June 21, 1995 at 3:00 p.m., San Francisco time, and at any adjournment thereof, all of the shares of the Fund's Common Stock, held of record by the undersigned on April 28, 1995.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SET FORTH IN PROPOSAL 1 AND FOR BOTH PROPOSALS 2 AND 3.

 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature of all joint owners is required. Fiduciaries please indicate your full title. If any other matters come before the meeting about which the proxy holders were not aware prior to the time of the solicitation authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters.

HAS YOU ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

_____________________________________    ______________________________________

_____________________________________    ______________________________________

_____________________________________    _________________________________GTGDM

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                                 With-  For All
                                                           For   hold   Except
1.  Election of Directors                                  / /    / /    / /

  C. DEREK ANDERSON, FRANK S. BAYLEY, DAVID C. MINELLA, ARTHUR C. PATTERSON,
                             AND RUTH H. QUIGLEY

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the nominee's name.

                                                          For  Against  Abstain
2.  Proposal to approve the Fund's Investment Management  / /    / /     / /
    Contract and Administration Contract with G.T.
    Capital Management, Inc.

                                                          For  Against  Abstain
3.  Proposal to ratify the selection of Coopers & Lybrand / /    / /     / /
    as Independent Public Accountants for the fiscal year ending December 31, 1995.

4. In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournments thereof.

    THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS AND FOR THE OTHER PROPOSALS LISTED ABOVE.


Please be sure to sign and date this Proxy.        Date______________________


______________________________________    _____________________________________
Shareholder sign here                     Co-owner sign here

Mark box at right if comments or address change have been noted on the   / /
reverse side of this card.

RECORD DATE SHARES: